                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Annual Report on Form 10-K for the year ended December 31, 1999 into the Company's previously filed Registration Statements on Form S-3, file number 333-78843 dated May 25, 1999 and Form S-8, file number 333-36977 dated October 1, 1997.



ARTHUR ANDERSEN LLP
New York, New York
March 22, 2000